Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

	Shares	Value
COMMON STOCKS† - 2.2%
Utilities - 1.2%
TexGen Power LLC*,††	46,457	$1,782,787
Consumer, Cyclical - 0.5%
ATD New Holdings, Inc.*,††	24,428	708,412
Consumer, Non-cyclical - 0.3%
Chef Holdings, Inc.*,†††,1	3,007	378,401
Targus Group International Equity, Inc.*,†††,1,2	32,060	57,886
Total Consumer, Non-cyclical		436,287
Energy - 0.2%
SandRidge Energy, Inc.*,3	57,766	270,345
Technology - 0.0%
Qlik Technologies, Inc. - Class A*,†††,1	56	68,724
Qlik Technologies, Inc. - Class B*,†††,1	13,812	–
Qlik Technologies, Inc.*,†††,1	3,600	–
Total Technology		68,724
Industrial - 0.0%
BP Holdco LLC*,†††,1,2	65,965	23,292
Vector Phoenix Holdings, LP*,†††,1	65,965	5,520
Ursa Insulation B.V.*,†††,1	135,131,158	–
Total Industrial		28,812
Financials - 0.0%
Project Silverback Holdings B Escrow*,†††,1	1,922	–
Total Common Stocks
(Cost $6,207,585)		3,295,367
EXCHANGE-TRADED FUNDS† - 2.0%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	110,000	2,973,300
Total Exchange-Traded Funds
(Cost $2,985,061)		2,973,300

	Face Amount~
CORPORATE BONDS†† - 77.5%
Financial - 17.3%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[3,4]	3,930,000	3,900,525
6.25% due 06/03/26[3,4]	2,000,000	2,050,000
Hunt Companies, Inc.
6.25% due 02/15/26[3,4]	3,725,000	3,622,563
AmWINS Group, Inc.
7.75% due 07/01/26[3,4]	3,250,000	3,412,500
Barclays plc
7.75%[3,5,6]	3,000,000	3,063,750
GEO Group, Inc.
6.00% due 04/15/26	1,075,000	929,875
5.13% due 04/01/23	600,000	539,250
5.88% due 10/15/24	350,000	308,000
5.88% due 01/15/22	300,000	290,250
NFP Corp.
6.88% due 07/15/25[3,4]	1,940,000	1,935,150
CoreCivic, Inc.
4.75% due 10/15/27	1,750,000	1,526,875

	Face Amount~	Value
CORPORATE BONDS†† - 77.5% (continued)
Financial - 17.3% (continued)
Springleaf Finance Corp.
7.13% due 03/15/26[3]	1,100,000	$1,254,550
6.63% due 01/15/28	200,000	219,500
Quicken Loans, Inc.
5.25% due 01/15/28[3,4]	1,375,000	1,426,562
Prosight Global Inc.
7.50% due 11/26/20†††,3	650,000	673,769
HUB International Ltd.
7.00% due 05/01/26[3,4]	550,000	558,250
Assurant, Inc.
7.00% due 03/27/48[6]	400,000	436,000
Total Financial		26,147,369
Consumer, Non-cyclical - 16.2%
Vector Group Ltd.
6.13% due 02/01/25[3,4]	4,950,000	4,851,000
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[3,4]	4,451,000	4,094,920
Beverages & More, Inc.
11.50% due 06/15/22[7]	4,695,000	3,615,150
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[3,4]	3,800,000	3,336,875
Par Pharmaceutical, Inc.
7.50% due 04/01/27[4]	2,650,000	2,471,125
Nathan’s Famous, Inc.
6.63% due 11/01/25[4]	2,450,000	2,437,750
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[4]	2,024,000	1,978,460
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[3,4]	1,075,000	1,075,537
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 07/15/23[3,4]	775,000	511,500
Total Consumer, Non-cyclical		24,372,317
Communications - 13.4%
Altice France S.A.
7.38% due 05/01/26[3,4]	3,850,000	4,109,875
8.13% due 02/01/27[3,4]	1,300,000	1,433,250
EIG Investors Corp.
10.88% due 02/01/24[3]	3,830,000	4,026,287
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[3,4]	4,216,000	3,794,400
Cengage Learning, Inc.
9.50% due 06/15/24[3,4]	3,776,000	3,492,800
MDC Partners, Inc.
6.50% due 05/01/24[3,4]	1,851,000	1,684,410
Telenet Finance Luxembourg Note
5.50% due 03/01/28	1,000,000	1,017,000
Midcontinent Communications / Midcontinent Finance Corp.
5.38% due 08/15/27[4]	450,000	467,113

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

	Face Amount~	Value
CORPORATE BONDS†† - 77.5% (continued)
Communications - 13.4% (continued)
DISH DBS Corp.
7.75% due 07/01/26	155,000	$152,288
Total Communications		20,177,423
Energy - 10.7%
American Midstream Partners
LP / American Midstream Finance Corp.
9.50% due 12/15/21[3,4]	3,565,000	3,440,225
Indigo Natural Resources LLC
6.88% due 02/15/26[3,4]	3,625,000	2,990,625
Unit Corp.
6.63% due 05/15/21[3]	3,571,000	2,562,192
Exterran Energy Solutions LP / EES Finance Corp.
8.13% due 05/01/25	1,750,000	1,757,648
Bruin E&P Partners LLC
8.88% due 08/01/23[4]	2,008,000	1,430,700
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[3,4]	1,305,000	910,238
Global Partners LP / GLP Finance Corp.
7.00% due 08/01/27[4]	775,000	784,687
CNX Resources Corp.
5.88% due 04/15/22	800,000	774,000
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[3,4]	970,000	688,700
Basic Energy Services, Inc.
10.75% due 10/15/23[3,4]	575,000	431,250
Parkland Fuel Corp.
5.88% due 07/15/27[4]	300,000	315,000
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	50,000	42,885
Legacy Reserves LP / Legacy Reserves Finance Corp.
8.00% due 09/20/23[8]	695,000	39,962
Total Energy		16,168,112
Consumer, Cyclical - 9.2%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3,4]	3,450,000	3,484,500
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27[3]	2,500,000	2,306,250
Panther BF Aggregator 2 LP / Panther Finance Company, Inc.
8.50% due 05/15/27[3,4]	2,075,000	2,023,125
Williams Scotsman International, Inc.
6.88% due 08/15/23[3,4]	1,475,000	1,545,063
7.88% due 12/15/22[4]	145,000	152,703
Titan International, Inc.
6.50% due 11/30/23	1,875,000	1,495,312

	Face Amount~	Value
CORPORATE BONDS†† - 77.5% (continued)
Consumer, Cyclical - 9.2% (continued)
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4]	1,175,000	$1,201,437
Wabash National Corp.
5.50% due 10/01/25[4]	1,025,000	1,010,814
Suburban Propane Partners LP /Suburban Energy Finance Corp.
5.88% due 03/01/27	650,000	657,313
Total Consumer, Cyclical		13,876,517
Industrial - 6.4%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22[3]	3,450,000	3,665,625
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[4]	2,500,000	2,371,875
Cleaver-Brooks, Inc.
7.88% due 03/01/23[3,4]	2,053,000	1,888,760
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[4]	950,000	974,225
Swissport Financing S.a r.l.
5.25% due 08/14/24	EUR 400,000	452,432
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[3,7]	332,056	316,180
Total Industrial		9,669,097
Basic Materials - 2.9%
Neon Holdings, Inc.
10.13% due 04/01/26[4]	2,750,000	2,695,000
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[3,4]	600,000	634,500
United States Steel Corp.
6.88% due 08/15/25[3]	600,000	569,430
Alcoa Nederland Holding BV
6.75% due 09/30/24[4]	350,000	367,500
Mirabela Nickel Ltd.
9.50% due 06/24/19[7,8]	1,279,819	63,991
Total Basic Materials		4,330,421
Technology - 1.4%
NCR Corp.
6.13% due 09/01/29[4]	1,050,000	1,114,439
6.38% due 12/15/23	900,000	928,062
Total Technology		2,042,501
Total Corporate Bonds
(Cost $122,472,277)		116,783,757
SENIOR FLOATING RATE INTERESTS††,9 - 51.0%
Consumer, Cyclical - 12.6%
NES Global Talent
7.76% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23	4,033,726	4,013,558
Accuride Corp.
7.58% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	3,763,901	3,218,136

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,9 - 51.0% (continued)
Consumer, Cyclical - 12.6% (continued)
Alexander Mann
5.71% (1 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP 1,150,000	$1,345,631
7.15% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	1,300,000	1,248,000
Comet Bidco Ltd.
7.12% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 09/30/24	2,019,403	1,984,064
BBB Industries, LLC
6.76% (2 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	1,790,977	1,757,397
SMG US Midco 2, Inc.
9.11% (1 Month USD LIBOR + 7.00%, Rate Floor: 7.00%) due 01/23/26	1,425,000	1,438,366
EnTrans International, LLC
8.11% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	1,347,500	1,300,338
SHO Holding I Corp.
7.26% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/27/22	693,588	651,972
Drive Chassis (DCLI)
10.59% (3 Month USD LIBOR + 8.25%, Rate Floor: 8.25%) due 04/10/26	500,000	472,500
American Tire Distributors, Inc.
8.15% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	225,417	222,036
9.62% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	149,530	134,577
Blue Nile, Inc.
8.62% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	427,500	337,725
Checkers Drive-In Restaurants, Inc.
6.38% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	490,000	316,868
Nellson Nutraceutical
6.58% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/21	310,196	288,482

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,9 - 51.0% (continued)
Consumer, Cyclical - 12.6% (continued)
Bojangles, Inc.
6.86% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 01/28/26	250,000	$249,453
Total Consumer, Cyclical		18,979,103
Technology - 11.7%
Lytx, Inc.
8.86% (1 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 08/31/23†††,1	3,418,438	3,362,045
Bullhorn, Inc.
8.91% (3 Month USD LIBOR + 6.75%, Rate Floor: 7.75%) due 11/21/22†††,1	2,415,038	2,405,348
24-7 Intouch, Inc.
6.36% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 08/25/25	2,431,625	2,334,360
Advanced Computer Software
6.96% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 05/31/24	2,328,545	2,323,702
Planview, Inc.
11.86% (1 Month USD LIBOR + 9.75%, Rate Floor: 10.75%) due 07/27/23†††,1	2,000,000	2,019,410
Park Place Technologies LLC
10.11% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 03/29/26	1,680,723	1,655,512
Dun & Bradstreet
7.15% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 02/06/26	1,400,000	1,402,912
Aspect Software, Inc.
7.21% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	1,221,791	1,137,280
GlobalFoundries, Inc.
due 06/05/26	1,000,000	978,750
Targus Group International, Inc.
due 05/24/16†††,1,2,8	383,723	–
Total Technology		17,619,319
Industrial - 5.6%
Bhi Investments LLC
10.95% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††,1	3,000,000	2,962,500
YAK MAT (YAK ACCESS LLC)
12.18% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,425,000	2,103,687
Diversitech Holdings, Inc.
9.83% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	1,000,000	975,000

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,9 - 51.0% (continued)
Industrial - 5.6% (continued)
Bioplan USA, Inc.
6.86% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21	848,438	$772,079
National Technical
8.48% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 06/12/21†††,1	722,984	699,487
PT Intermediate Holdings III LLC
10.33% (3 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 12/08/25	450,000	445,500
Avison Young (Canada), Inc.
7.24% (3 Month USD LIBOR + 5.00% and 2 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 01/31/26	298,500	291,784
ProAmpac PG Borrower LLC
10.62% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/18/24	250,000	237,083
Total Industrial		8,487,120
Communications - 5.5%
Houghton Mifflin Co.
5.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21	3,366,636	3,273,212
Flight Bidco, Inc.
9.61% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	2,415,000	2,384,812
Cengage Learning Acquisitions, Inc.
6.36% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	1,529,963	1,463,547
Resource Label Group LLC
10.82% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23	850,000	705,500
McGraw-Hill Global Education Holdings LLC
6.11% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	288,544	272,567
Imagine Print Solutions LLC
6.87% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22	268,813	207,658
Total Communications		8,307,296
Consumer, Non-cyclical - 5.2%
Springs Window Fashions
10.65% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	2,900,000	2,784,000
Immucor, Inc.
7.33% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 06/15/21	1,176,000	1,169,979

SENIOR FLOATING RATE INTERESTS††,9 - 51.0% (continued)
Consumer, Non-cyclical - 5.2% (continued)
DaVita, Inc.
due 08/12/26	1,000,000	$1,001,060
Moran Foods LLC
8.33% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/05/23	1,899,197	820,453
CTI Foods Holding Co. LLC
9.26% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 05/03/24	628,197	628,197
11.26% (3 Month USD LIBOR + 9.00%, Rate Floor: 10.00%) due 05/03/24	90,768	85,322
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.70% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	642,371	627,918
Acosta, Inc.
7.50% (Commercial Prime Lending Rate + 2.25%, Rate Floor: 3.25%) due 09/26/19	887,758	301,838
5.40% (1 Month USD LIBOR + 3.25% and Commercial Prime Lending Rate + 2.25%, Rate Floor: 3.25%) due 09/26/19	763,590	259,620
Nellson Nutraceutical
6.58% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/21	127,530	118,603
Total Consumer, Non-cyclical		7,796,990
Energy - 4.4%
SeaPort Financing LLC
7.62% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25	2,567,798	2,516,442
Permian Production Partners LLC
8.12% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24	1,995,000	1,556,100
Gavilan Resources LLC
8.11% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 03/01/24	3,280,000	1,394,000
Summit Midstream Partners, LP
8.11% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	1,207,547	1,179,629
Total Energy		6,646,171
Financial - 2.8%
Teneo Holdings LLC
7.45% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	4,000,000	3,810,000

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,9 - 51.0% (continued)
Financial - 2.8% (continued)
Aretec Group, Inc.
6.36% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	248,750	$241,909
JZ Capital Partners Ltd.
8.19% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 06/14/21†††,1	100,000	99,703
Total Financial		4,151,612
Utilities - 1.8%
Panda Power
8.83% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	1,496,144	1,293,237
MRP Generation Holding
9.33% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 10/18/22	729,375	718,435
UGI Energy Services, Inc.
5.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	400,000	400,000
Stonewall
7.83% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	323,930	310,972
Total Utilities		2,722,644
Basic Materials - 1.4%
US Salt LLC
6.86% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 01/16/26	997,500	998,747
Ascend Performance Materials Operations LLC
7.40% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 08/27/26	600,000	599,250
Big River Steel LLC
7.33% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/23/23	542,360	542,360
Total Basic Materials		2,140,357
Total Senior Floating Rate Interests
(Cost $81,679,144)		76,850,612

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 1.9%
Collateralized Loan Obligations - 1.5%
Monroe Capital CLO Ltd.
2017-1A, 5.88% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[4,9]	1,000,000	$977,413
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[3,4]	500,000	502,029
Treman Park CLO Ltd.
2015-1A, due 10/20/28[3,4,10]	500,000	415,195
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[4,10]	600,000	358,799
Total Collateralized Loan Obligations		2,253,436
Transport-Aircraft - 0.2%
Apollo Aviation Securitization Equity Trust
2016-2, 7.87% due 11/15/41	187,752	188,050
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[3,7]	206,249	182,424
Total Transport-Aircraft		370,474
Financial - 0.2%
NCBJ
2015-1A, 5.88% due 07/08/22†††,1,3	317,297	322,228
Total Asset-Backed Securities
(Cost $3,013,806)		2,946,138
Total Investments - 134.6%
(Cost $216,357,873)		$202,849,174
Other Assets & Liabilities, net - (34.6)%		(52,135,154)
Total Net Assets - 100.0%		$150,714,020

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at August 31, 2019	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	400,000	EUR	9/12/2019	$446,500	$440,081	$6,419
Goldman Sachs International	1,124,000	GBP	9/12/2019	1,357,983	1,368,123	(10,140)
						$(3,721)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

†††	Value determined based on Level 3 inputs — See Note 3.
1	Security was fair valued by the Valuation Committee at August 31, 2019. The total market value of fair valued securities amounts to $12,404,544, (cost $12,951,670) or 8.2% of total net assets.
2	Affiliated issuer.
3
All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of August 31, 2019, the total value of securities segregated was $64,451,023.

4
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $85,353,367 (cost $87,766,591), or 56.6% of total net assets.

5	Perpetual maturity.
6	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
7
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $4,177,745 (cost $6,019,485), or 2.8% of total net assets — See Note 6.

8	Security is in default of interest and/or principal obligations.
9
Variable rate security. Rate indicated is the rate effective at August 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

10	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

EUR	Euro
GBP	British Pound
LIBOR	London Interbank Offered Rate
plc	Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2019 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$270,345	$2,491,199	$533,823	$3,295,367
Exchange-Traded Funds	2,973,300	—	—	2,973,300
Corporate Bonds	—	116,109,988	673,769	116,783,757
Senior Floating Rate Interests	—	65,302,119	11,548,493	76,850,612
Asset-Backed Securities	—	2,623,910	322,228	2,946,138
Forward Foreign Currency Exchange Contracts*	—	6,419	—	6,419
Total Assets	$3,243,645	$186,533,635	$13,078,313	$202,855,593

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts*	$—	$10,140	$—	$10,140
Unfunded Loan Commitments (Note 5)	—	—	486,697	486,697
Total Liabilities	$—	$10,140	$486,697	$496,837

* This derivative is reported as unrealized appreciation/depreciation at period end. Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $51,173,946 are categorized as Level 2 within the disclosure hierarchy. See Note 2.

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy.

Category	Ending Balance at August 31, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$322,228	Yield Analysis	Yield	3.7%	—
Common Stocks	533,823	Enterprise Value	Valuation Multiple	1.8x-15.8x	8.0x
Corporate Bonds	673,769	Option Adjusted Spread off prior month broker quote	Indicative Quote	—	—
Senior Floating Rate Interests	4,126,697	Model Price	Market Comparable Yields	6.0%-10.3%	9.2%
Senior Floating Rate Interests	3,461,748	Yield Analysis	Yield	8.4%-9.4%	9.4%
Senior Floating Rate Interests	2,019,410	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	1,940,638	Model Price	Purchase Price	—	—
Total	$13,078,313
Liabilities:
Unfunded Loan Commitments	$486,697	Model Price	Purchase Price	—	—
* Inputs are weighted by the fair value of the instruments.

Significant changes in an indicative quote, yield, market comparable yields, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended August 31, 2019, the Fund had liabilities with a total value of $230,110 transfer from Level 2 to Level 3 to due to lack of observable inputs.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended August 31, 2019:

	Assets					Liabilities
	Asset-Backed Securities	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$343,748	$674,779	$11,559,888	$539,768	$13,118,183	$(280,602)
Purchases/(Receipts)	-	-	-	-	-	-
(Sales, maturities and paydowns)/Fundings	(24,020)	-	(16,221)	(14,689)	(54,930)	-
Amortization of premiums/discount	-	-	8,421	-	8,421	-
Total realized gains (losses) included in earnings	-	-	-	-	-	-
Total change in unrealized appreciation (depreciation) included in earnings	2,500	(1,010)	(3,595)	8,744	6,639	24,015
Transfers into Level 3	-	-	-	-	-	(230,110)
Ending Balance	$322,228	$673,769	$11,548,493	$533,823	$13,078,313	$(486,697)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at August 31, 2019	$2,500	$(1,010)	$(3,595)	$8,744	$6,639	$120,871

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended August 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 05/31/19		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 08/31/19		Shares/Face Amount 08/31/19	Investment Income
Common Stocks
BP Holdco LLC*,1	$23,292		$–	$–	$–	$–	$23,292		65,965	$–
Targus Group International Equity, Inc.*,1	70,382		–	(14,689)	–	2,193	57,886		32,060	–
Senior Floating Rate Interests
Targus Group International, Inc. due 05/24/16[1,2,3]	–	**	–	–	–	–	–	**	383,723	–
	$93,674		$–	$(14,689)	$–	$2,193	$81,178			$–

*	Non-income producing security.
**	Market value is less than $1.
1
Security was fair valued by the Valuation Committee at August 31, 2019. The total market value of fair valued and affiliated securities amounts to $81,178, (cost $386,746) or less than 0.1% of total net assets.

2	Security is in default of interest and/or principal obligations.
3
Variable rate security. Rate indicated is the rate effective at August 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Guggenheim Credit Allocation Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

Note 1 – Organization and Significant Accounting Policies
Organization
Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

For information on the Fund’s other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. Any investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”)  are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Guggenheim Credit Allocation Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Note 2 – Financial Instruments and Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Reverse Repurchase Agreements

Guggenheim Credit Allocation Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets.

Note 3 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Guggenheim Credit Allocation Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2019

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At August 31, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$ 216,390,809	$ 2,803,095	$ (16,348,451)	$ (13,545,356)

Note 5 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of August 31, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of August 31, 2019, were as follows:

Borrower	Maturity Date		Face Amount*	Value
Acosta, Inc.	09/26/19		348,652	$230,110
Alexander Mann	12/16/24	GBP	1,250,000	177,367
Aspect Software, Inc.	07/15/23		253,514	3,322
Bullhorn, Inc.	11/21/22		92,606	7,486
Cypress Intermediate Holdings III, Inc.	04/27/22		450,000	29,492
Examworks Group, Inc.	01/27/23		500,000	27,063
Lytx, Inc.	08/31/22		157,895	11,857
				$486,697

* The face amount is denominated in U.S. dollars unless otherwise indicated.

Note 6 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Beverages & More, Inc.
11.50% due 06/15/22	06/16/17	$4,326,281	$3,615,150
Mirabela Nickel Ltd.
9.50% due 06/24/19[2]	12/31/13	1,160,920	63,991
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[1]	02/05/14	328,624	316,180
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[1]	11/27/13	203,660	182,424
		$6,019,485	$4,177,745

1    All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of August 31, 2019, the total value of securities segregated was $498,604.
2    Security is in default of interest and/or principal obligations.

OTHER INFORMATION (Unaudited)

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.